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                                                                   EXHIBIT 10(j)



                               SECURITY AGREEMENT
                            FOR INTELLECTUAL PROPERTY

         THIS SECURITY AGREEMENT FOR INTELLECTUAL PROPERTY (this "Agreement") is made as of March 26, 1998 by and between CABLE COMPUTERIZED MANAGEMENT SYSTEMS, INC., a Michigan corporation (hereinafter "Grantor") with principal offices at 1853 R.W. Berends Drive, S.W. Grand Rapids, MI 49509; and ALLIED CAPITAL CORPORATION, a Maryland corporation (with successors and assigns collectively, "Secured Party").

                                    RECITALS

         A. Secured Party and IndeNet, Inc., a Delaware corporation have entered into a certain Investment and Loan Agreement dated this date (hereinafter, with all modifications, renewals, extensions and replacements thereof and therefor, the "Loan Agreement"), pursuant to which Secured Party shall fund one or more loans to IndeNet (hereinafter, with all modifications, renewals, extensions and replacements thereof and therefor, the "Loan") of up to Fifteen Million Dollars ($15,000,000), to be evidenced by one or more Subordinated Debentures payable to the order of Secured Party (hereinafter, with all modifications, renewals, extensions and replacements thereof and therefor, the a Debentures").

         B. To induce Secured Party to enter into the Loan Agreement and fund the Loan, Grantor has guaranteed the Loan and proposed to grant a lien and security interest in its Intellectual Property, as collateral security for the Loan.


                                   PROVISIONS

         In consideration of the premises and the covenants herein, and for other good and valuable consideration, the undersigned parties agree as set forth below.

       1.       GRANT OF SECURITY INTEREST

                Grantor hereby grants to Secured Party a security interest in all of Grantor's now-existing or hereafter acquired right, title and interest in, under and to all its patents, trademarks, service marks, mask works, copyrights, licenses, and other intellectual property including, without limitation, items identified in Schedule A attached hereto; all patent, service mark, trademark and mask work applications relating in any way to the subject matter of the foregoing, and all reissues, renewals, extensions, continuations, continuations-in-part and divisions thereof, together in each case with the goodwill of


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Grantor's business connected with the use of each trademark or service mark, and symbolized by the trademark or service mark (all of the foregoing being hereinafter collectively referred to as the "Intellectual Property"); and any and all proceeds thereof, including, without limitation, any present and future claims of Grantor against third parties for infringement of the Intellectual Property. All the foregoing is hereinafter collectively referred to as "Collateral".

       2.       OBLIGATIONS SECURED

       This Agreement is made to Secured Party to secure repayment of the Loan, and any other obligations of Grantor to Secured Party under the Loan Agreement (hereinafter collectively, "Obligations"). Notwithstanding any of the foregoing, the security interests granted herein and the Holder's rights hereunder are subordinate to the rights of the holders of Senior Debt (as defined in the Loan Agreement) according to the terms of the Loan Agreement.

       3.       WARRANTIES AND COVENANTS

         (a) No Transfer. Except as permitted under the Loan Agreement or in the ordinary course of business, Grantor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to, or otherwise dispose of any of the Collateral without the prior written consent of Secured Party, except as such action is expressly permitted hereunder.

         (b) Lien Perfection. Grantor will at its own expense perform all acts necessary to execute, perfect, maintain, record or enforce the security interest granted herein in the Collateral or otherwise to further the provisions of this Agreement. Grantor hereby agrees to execute one or more financing statements (or similar documents) with respect to the Collateral and authorizes Secured Party to file and/or record same among the public record. Furthermore, Grantor hereby authorizes the Secured Party to record this Agreement among the records of the U.S. Patent and Trademark Office.

         (c) Notice of Subsequent Applications. In the event that Grantor files any application for the issuance of a patent, trademark or service mark with the United States Patent and Trademark Office or any similar office or agency in the United States or any other country, Grantor shall provide written notice to Secured Party within ten (10) days following the filing of any such application. Upon the request of the Secured Party, Grantor shall deliver to Secured Party copies of any and all application documents and other papers in respect to such an application.


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         (d) No Abandonment. Grantor will neither do any act, nor to do any act, whereby any patent, trademark or service mark which is part of the Collateral may or could become abandoned or unenforceable. Grantor shall immediately notify Secured Party in writing if it knows or has reason to know of any reason why any application, service mark, trademark or patent may become abandoned, invalidated or the subject of any suit, action or proceeding.

         (e) Maintenance. Grantor will render any assistance necessary to Secured Party without cost to Secured Party in any proceeding before the United States Patent and Trademark Office or any similar office or agency in the United States or any other country to maintain each application which is part of the Collateral and all Intellectual Property, including, without limitation, the filing of renewals and paying of annuities.

         (f) Duty to Notify. Grantor will promptly notify Secured Party of any known infringement of the Intellectual Property, and any litigation related to the Collateral.

       4.       LENDER'S REMEDIES

         Upon an Event of Default (as such term is defined in the Loan Agreement) under any of the Obligations and in addition to all other rights and remedies of Secured Party, whether provided by law or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Grantor except as such notice or consent is expressly provided for herein.

         (a) Stop Use. Secured Party may require that neither Grantor nor any affiliate or subsidiary of Grantor make any use of the Intellectual Property for any purpose whatsoever.

         (b) Licenses. Upon ten (10) days notice to Grantor, Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its sole discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout the United States of America, its territories and possessions and all foreign countries.

         (c) Sale. Upon ten (10) days prior notice to Grantor, Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations. Secured Party shall have the power to buy the Collateral or any part thereof, and Assignee shall also have the power to execute assurances and perform all other acts which Secured Party may, in Secured Party's sole discretion, deem appropriate or proper to complete such assignment, sale or disposition.




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         (d) Power of Attorney. In addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to Subparagraph (c) above, Secured Party may at any time after default under the Obligations execute and deliver on behalf of Grantor, one or more instruments of assignment of all or any part of the Collateral for application, letters patent or recording relating thereto), in form suitable for filing, recording or registration (as the case may be). Grantor agrees to pay when due all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees and attorneys' fees.

         (e) Application of Proceeds; Deficiency. Secured Party may first apply the proceeds actually received from any such license, assignment, sale or other disposition of Collateral to the reasonable costs and expenses thereof, including, without limitation, to reasonable attorneys' fees incurred by Secured Party. Thereafter, Secured Party may apply any remaining proceeds to such of the Obligations as Secured Party may in its sole discretion determine. Grantor shall remain liable to Secured Party for any expenses or Obligations remaining unpaid after the application of such proceeds, and Grantor will pay Secured Party on demand any such unpaid amount, together with interest at the interest rate set forth in the Debentures.

         (f) Trade Secrets. In the event that any such license, assignment, sale or other disposition of the Collateral (or any part thereof) is made after the occurrence of an event of default under any of the Obligations, Grantor shall supply to Secured Party or Secured Party's designee, Grantor's knowledge and expertise relating to the manufacture and sale of products according to the patented inventions and to the provision of services to customers through the use of the Intellectual Property, and Grantor's customer lists and other records relating to such products and services.

         (g) Uniform Commercial Code. In addition to other rights and remedies provided herein or otherwise available to the Secured Party, the Secured Party shall have, in respect to the Collateral, all rights and remedies of a secured party under Article 9 (or any corresponding article) of the applicable Uniform Commercial Code, whether or not the said Code would otherwise be applicable to the Secured Party's rights herein.

       5.       NO DUTY ON SECURED PARTY; NON-EXCLUSIVE

         Nothing herein shall be construed as requiring Secured Party to take any action provided for herein at any time. All of Secured Party's rights and remedies, whether provided by law, under terms of the Obligations, in this Agreement or otherwise, shall be cumulative and not exclusive. Such rights and remedies may be enforced alternatively, successively or concurrently.




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       6.       MISCELLANEOUS

         (a) Satisfaction. Upon the satisfactory completion of all the terms and conditions of this Agreement and the Obligations and upon full and undefeasible payment of all monies due thereunder, Secured Party will execute a release of its security interest in the Intellectual Property and deliver that release to Grantor for filing by Grantor at Grantor's expense.

         (b) No Waiver. Any failure or delay by Secured Party to require strict performance by Grantor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument, shall not affect Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers or employees, but only by an instrument in writing, signed by an officer of Secured Party and directed to Grantor, specifying such waiver.

         (c) Notice. All notices, requests and demands to or upon the respective parties hereto shall be provided in accordance with, and governed by the terms of the Loan Agreement.

         (d) Severability; Captions. In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement, which shall be deemed severable. The captions and paragraph headings herein shall not be considered part of this Agreement.

         (e) Parties; Changes. This Agreement shall be binding upon and inure to the benefit of the Grantor and the Secured Party, and their respective heirs, executors, administrators, legal representatives, successors and assigns. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and signed by the party to be charged thereby.

         (f) Choice of Law. Venue and Jurisdiction. Service of Process. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the District of Columbia, without regard to its principles of conflicts of law. Venue for any adjudication hereof shall be only in the courts of the District of Columbia or the Federal courts in the District of Columbia, to the jurisdiction of which courts all parties hereby submit, as the agreement of such parties, as not inconvenient and as not subject to review by any), court other than such courts in the District of Columbia. The Grantor intends and agrees that the courts of the jurisdictions in




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which the Grantor is incorporated and conducts business shall afford full faith and credit to any judgment rendered by a court of the District of Columbia against the Grantor hereunder, and that such District of Columbia and federal courts shall have in personam jurisdiction to enter a valid judgment against the Grantor. Service of any summons and/or complaint hereunder and any other process which may be served on the Grantor in any action in respect hereto, may be made by mailing via registered mail or delivering a copy of such process, to the address last provided by Grantor to Secured Party. The Grantor agrees that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of Secured Party.

       7. WAIVER OF JURY TRIAL. GRANTOR WAIVES ALL RIGHT TO TRIAL BY JURY OF
ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS AGREEMENT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. GRANTOR ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS AGREEMENT AND THAT SECURED PARTY WOULD NOT EXTEND ANY FUNDS UNDER THE DEBENTURES IF THIS WAIVER OF JURY TRIAL WERE NOT A PART HEREOF. GRANTOR ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. GRANTOR AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

       8. NO MARSHALLING. Notwithstanding the existence of any other security interests held by Secured Party or by any other party, Secured Party shall have the right to determine the order in which any or all of the Collateral shall be subjected to die remedies provided herein. Secured Party shall have die right to determine the order in which any or all portions of the Obligations are satisfied from the proceeds realized upon other exercise of the remedies provided herein. Grantor, any party who becomes liable for Grantor's obligations and covenants under this Agreement, and any party who now or hereafter acquires a security interest in the Collateral, or any portion thereof, hereby waives any and all right to require any marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                        CABLE COMPUTERIZED MANAGEMENT SYSTEMS, INC.

                        By: __________________________________________
                        Name:
                        Title:


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_________________)SS:
_________________)

                  On this the _____ day of March, 1998, before me, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _______ of CABLE COMPUTERIZED MANAGEMENT SYSTEMS, INC., a corporation, and that he, as such President, being authorized so to do, executed the foregoing Agreement for the purposes therein contained, by signing the name of such corporation as its ________________.

              WITNESS my hand and official seat this _______ day of March, 1998.


                                                  ------------------------------
                                                  Notary Public

               [NOTARIAL SEAL]

               My Commission Expires: _____________________


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                                   SCHEDULE A

                       Schedule of Intellectual Property



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